UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2022

Commission File Number: 000-52369

FitLife Brands, Inc.
(Exact name of registrant as specified in its charter.)

Nevada	20-3464383
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

5214 S. 136th Street, Omaha, Nebraska 68137
(Address of principal executive offices)

402-333-5260
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On August 24, 2022, the Audit Committee of the Board of Directors (the “Audit Committee”) of FitLife Brands, Inc. (the “Company”) was advised by Weaver and Tidwell, L.L.P. (“Weaver”), its registered independent public accounting firm, that the Company’s previously issued financial statements included in its Annual Reports on Form 10-K for the years ended December 31, 2019 and 2020, and each of the interim financial statements for the quarterly periods in 2019, 2020 and 2021 included in its Quarterly Reports on Form 10-Q for the periods ending March 31, 2019, June 30, 2019, September 30, 2019, March 31, 2020, June 30, 2020, September 30, 2020, March 31, 2021, and June 30, 2021 (collectively, the "Restated Periods") should be restated to correct historical errors related to the recognition of  revenue, expensing of costs of inventory, inventory, accounts receivable and the financial reporting and internal controls related to such arrangements, and should therefore no longer be relied upon (the "Restatement").

The intended Restatement follows the determination that the revenue associated for all customers with standard FOB destination terms, as reported in the Company’s prior period consolidated financial statements, was incorrectly recognized at the time of shipment instead of when the performance obligation was satisfied upon delivery. In addition, the accounting treatment related to the recognition of corresponding accounts receivables, inventory and expensing of costs of goods sold will also be restated. The Company’s errors in the misapplication of revenue recognition resulted in certain errors recorded in various account balances in the Company’s consolidated balance sheets, statements of operations, statements of stockholders’ equity, statement of cash flows, and the related notes to the consolidated financial statements (collectively referred to as the consolidated financial statements) for the Restated Periods.

The Company plans to restate the financial statements for the Restated Periods in its comprehensive Annual Report on Form 10-K/A for the fiscal year ended December 31, 2020 (the “2020 Form 10K/A”), and a comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the "2021 Form 10-K"), which it anticipates filing as soon as practicable following the filing of this Current Report on Form 8-K. The table below summarizes the anticipated impact of the intended Restatement on key line items of the Company’s statement of operations and balance sheet for the Restated Periods:

	For the quarterly periods ended						For the twelve months ended
	March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019
	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated

Revenue	$5,878	$5,489	$4,618	$4,302	$5,316	$5,726	$19,497	$19,136
Cost of Goods Sold	3,337	3,121	2,764	2,619	3,063	3,262	11,436	11,155
Gross Profit	2,541	2,368	1,854	1,683	2,253	2,464	8,061	7,981
Net Income	1,187	1,014	547	376	891	1,102	2,698	2,610

Net Income per share:
Basic	$1.07	$0.91	$0.51	$0.34	$0.87	$1.08	$2.57	$2.48
Diluted	0.94	0.80	0.43	0.29	0.72	0.90	2.41	2.33

Inventory, net	$2,338	$2,661	$2,712	$3,180	$2,482	$2,750	$2,998	$3,358
Accounts receivable, net	3,817	3,195	3,220	2,282	3,170	2,642	2,366	1,718

	For the quarterly periods ended						For the twelve months ended
	March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020
	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated	As previously reported	As restated

Revenue	$6,151	$6,542	$2,740	$2,990	$6,923	$6,345	$21,744	$22,111
Cost of Goods Sold	3,414	3,632	1,421	1,554	4,061	3,748	12,350	12,574
Gross Profit	2,737	2,910	1,319	1,436	2,862	2,597	$9,394	$9,537
Net Income	1,428	1,601	(92)	25	1,645	1,380	$8,714	$8,825

Net Income per share:
Basic	$1.36	$1.52	$(0.09)	$0.02	$1.55	$1.30	$8.23	$8.34
Diluted	1.27	1.42	(0.09)	0.02	1.45	1.22	7.66	7.76

Inventory, net	$3,023	$3,166	$3,467	$3,478	$2,255	$2,580	$3,401	$3,529
Accounts receivable, net	4,692	4,435	1,362	1,354	2,594	2,010	2,044	1,797

	For the quarterly periods ended
	March 31, 2021		June 30, 2021
	As previously reported	As restated	As previously reported	As restated

Revenue	$6,158	$5,598	$8,141	$8,406
Cost of Goods Sold	3,081	2,804	4,580	4,725
Gross Profit	3,077	2,794	3,561	3,681
Net Income	1,684	1,404	1,508	1,632

Net Income per share:
Basic	$1.56	$1.30	$1.37	$1.49
Diluted	1.43	1.20	1.26	1.37

Inventory, net	$4,738	$5,143	$4,834	$5,094
Accounts receivable, net	2,372	1,580	1,757	1,250

Immediately preceding the filing of the 2020 Form 10-K/A and the 2021 Form 10-K, management currently intends to withdraw its Form 15 filed with the Securities and Exchange Commission, and thereafter file its quarterly reports on Form 10-Q for the first two quarters of 2022.

No changes due to the intended Restatement are expected to have any impact on the Company’s cash position, cash flow, liquidity, or operations. Management evaluated its prior conclusions regarding the effectiveness of the Company’s disclosure control and procedures and internal control over financial reporting. Based on that evaluation, management has concluded that this matter resulted from material weaknesses in the Company’s internal control over financial reporting during the Restated Periods. As a result of the material weaknesses resulting in the improper accounting of revenue, costs of inventory, inventory, and accounts receivable during the Restated Periods, management concluded that its internal control over financial reporting and its disclosure controls and procedures were ineffective as of the Restated Periods.

The Company's management and the Audit Committee Chairman have discussed with Weaver the matters disclosed herein.

Disclaimer:

Forward-Looking Statements

This Current Report on Form 8-K may contain statements that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results to be materially different from any future performance that may be suggested in this letter. Such factors may include, but are not limited to, analysis of and impact resulting from certain revenue recognition procedures discussed in this Current Report on Form 8-K, including, but not limited to the potential of adjustments to revenue reported in prior periods, as well as the ability of the Company to continue to grow revenue, and the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs. Many of these risks and uncertainties are beyond the Company's control. Reference is made to the discussion of risk factors detailed in the Company's filings with the Securities and Exchange Commission including its reports on Form 10-K and 10-Q, and current reports on Form 8-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FitLife Brands, Inc.

September 21, 2022	By:	/s/ Dayton Judd
Dayton Judd
Chief Executive Officer